CONSECO SERIES TRUST

                       SUPPLEMENT DATED NOVEMBER 20, 2001

                   TO THE STATEMENT OF ADDITIONAL INFORMATION

                                DATED MAY 1, 2001

                                                               November 20, 2001


THE LANGUAGE UNDER THE SECTION CAPTIONED "INVESTMENT STRATEGIES - THE FIXED INCOME PORTFOLIO MAY" ON PAGE 6 OF THE STATEMENT OF ADDITIONAL INFORMATION IS REPLACED WITH THE FOLLOWING LANGUAGE:

o Invest up to 15 percent of the Portfolio's assets directly in equity securities, including preferred and common stocks, convertible debt securities and debt securities carrying warrants to purchase equity securities.

o Invest up to 35 percent of the Portfolio's assets in debt securities below investment grade.

o Use various investment strategies and techniques when the Adviser determines that such use is appropriate in an effort to meet the Portfolio's investment objective. Such strategies and techniques include, but are not limited to, writing listed "covered" call and "secured" put options and purchasing such options; purchasing and selling, for hedging purposes, interest rate and other futures contracts, and purchasing options on such futures contracts; borrowing from banks to purchase securities; investing in securities of other investment companies; entering into repurchase agreements; investing in when-issued or delayed delivery securities; and selling securities short "against the box." See
     "Description of Securities and Investment Techniques" below for further information.